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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): February 19, 1999


                              CLAYTON HOMES, INC.
                     VANDERBILT MORTGAGE AND FINANCE, INC.
            (Exact name of registrant as specified in its charter)


Clayton Homes - Del.
Vanderbilt - Tenn.                      333-43583               62-0997810
----------------------------          ------------          ------------------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
of Incorporation)                      File Number          Identification No.)

500 Aloca Trail
Maryville, Tennessee                                                 37804
---------------------                                              -----------
(Address of Principal                                              (Zip Code)
Executive Offices)


       Registrant's telephone number, including area code (423) 380-3000

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Item 5.  Other Events
         ------------
Incorporation of Certain Documents by Reference
-----------------------------------------------

     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933, Vanderbilt Mortgage and Finance, Inc. and Clayton Homes, Inc. (the "Registrant") will incorporate by reference the financial statements of Clayton Homes, Inc., into the Registrant's registration statement (File No. 333-43583). In connection with the incorporation of such documents by reference, the Registrant is hereby filing the consent of PricewaterhouseCoopers LLP ("PwC") to the use of their name in such prospectus supplement. The consent of PwC attached hereto as Exhibit 23.4.



Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
                  Information and Exhibits.
                  ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibit:

     23.4  Consent of PricewaterhouseCoopers LLP

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



VANDERBILT MORTGAGE AND FINANCE, INC.



By   /s/  Paul Nichols
    ----------------------------
    Name:  Paul Nichols
    Title:  Assistant Secretary



CLAYTON HOMES, INC.



By   /s/  David Booth
    --------------------------------
    Name:  David Booth
    Title:  Executive Vice President


Dated:  February 19, 1999

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                                 Exhibit Index



Exhibit                                                                  Page
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23.4   Consent of PricewaterhouseCoopers LLP                               6

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                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the registration statement of Clayton Homes, Inc. on Form S-3 (File No. 333-43583) of our report dated August 5, 1998, on our audits of the consolidated financial statements of Clayton Homes, Inc. as of June 30, 1998 and 1997, and for each of the three years in the period ended June 30, 1998, which report is incorporated by reference, from the Company's 1998 Annual Report to Shareholders, in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1998, filed with the SEC. We also consent to the reference to our Firm under the caption "Experts".


                        /s/ PricewaterhouseCoopers LLP



Knoxville, Tennessee

February 19, 1999